SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2010

GMV WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-158184	26-3988293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

345 S. End Avenue, #7P New York, NY 10280
(Address of principal executive offices)

212.786.1290
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02

Unregistered Sales of Equity Securities

The following table sets forth, as of March 15, 2010, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 1,425,000 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:
Mark Simon 345 South End Ave. #7P New York, NY 10280	1,154,500	81%

All executive officers and directors as a group (1 person)	1,154,500	81%

(1)

Mark Simon, a resident of the United States, acquired these shares on February 23, 2010 in a private transaction from Don Calabria, our former sole officer and director, Alan Collier and C2 Capital LLC, an entity of which Don Calabria is the managing member.

Item 5.01

Changes in Control of Registrant

The information set forth above in Item 3.02 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors of the Registrant took the following actions by unanimous written consent on February 23, 2010: Mr. Don Calabria resigned from all positions with the Registrant, including Chief Executive Officer/President, Chief Financial Officer/Treasurer, Secretary and Director and, as his final act as the sole member of the Company’s Board of Directors, Mr. Calabria appointed Mr. Mark Simon as the Company’s Chief Executive Officer/President, Chief Financial Officer/Treasurer, Secretary and Director. Mr. Simon accepted such appointments. Mr. Calabria informed the Company that his decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The biography for Mr. Simon is set forth below:

Mark Simon received a Bachelor of Arts degree in Liberal Arts from Queens College of the City University of New York in 1979 and a Master of Arts degree in History from New York University in 1980.

Mr. Simon worked at the New York Commodities Exchange from 1979 to 2009 and at the American Stock Exchange from 1995 to 2007. He performed in a trade supervisory capacity for both financial investment institutions, facilitating the clearing of commodity (mostly cotton and energy futures) and stock option trades through an intricate in-house computerized system.

Since 2004, while also working at the New York Commodities Exchange, Mr. Simon has been employed as a professor at various colleges and universities located in and around New York, NY, including the College of Mount St. Vincent, St. John's University, Wagner College, State University of New York and the City University of New York at Queens College.

Item 8.01

Other Events.

By unanimous written consent on March 15, 2010, the Registrant dismissed Globex Transfer LLC as its transfer agent and appointed Action Stock Transfer Corp. as the Registrant's new transfer agent.

Action Stock Transfer Corp. contact details are set forth below:

Justeene Blankenship

Action Stock Transfer Corp.

7069 S. Highland Dr., Suite 300

Salt Lake City, UT 84121

(801) 274-1088 office

(801) 274-1099 fax

justblank2000@yahoo.com

www.actionstocktransfer.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2010

GMV WIRELESS, INC.

By: /s/ Mark Simon

Mark Simon

CEO

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